                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported): June 19, 1999


                               SAVILLE SYSTEMS PLC
                               -------------------
             (Exact name of registrant as specified in its charter)



       Republic of Ireland                  0-27176            Not Applicable
       -------------------                  -------            --------------
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                   IDA Business Park, Dangan, Galway, Ireland
                   ------------------------------------------
                    (Address of principal executive offices)



    (Registrant's telephone number, including area code): 011-353-9-152-6611
                                                          ------------------



                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



                                  Page 1 of 4
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ITEM 5.        OTHER EVENTS

On June 21, 1999, ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), and Saville Systems PLC, an Irish public limited company (the "Company"), announced the signing of a definitive agreement (the "Agreement") for the acquisition of the Company by ADC pursuant to a Scheme of Arrangement under the Companies Act of Ireland (the "Acquisition"). Through the Acquisition, which is structured as a tax-free reorganization for U.S. federal income tax purposes, ADC will issue .358 of a share of its Common Stock for each Ordinary Share (or each American Depositary Receipt representing an Ordinary Share) of Saville. Saville has also granted ADC an option to purchase up to 19.9% of Saville's Ordinary Shares exercisable in certain circumstances, including certain events causing termination of the Agreement (the "Option Agreement"). The Acquisition is intended to be accounted for as a "pooling of interests," and is subject to certain conditions, including Saville shareholder approval and compliance with the U.S. Hart-Scott-Rodino Antitrust Improvements Act, as well as certain other governmental filings and approvals, including approval of the High Court of Ireland. The foregoing is a summary of certain terms and conditions of the Acquisition, is not intended to be complete and is qualified by reference to the Agreement, the Scheme of Arrangement, the Option Agreement and ADC and Saville's joint press release describing the Acquisition, which are filed as Exhibits 99-a, 99-b, 99-c and 99-d, respectively, to this Form 8-K, and which are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS.
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

              Exhibit No.  Description
              -----------  -----------

                  99-a Agreement, dated June 19, 1999 between ADC Telecommunications, Inc. and Saville Systems PLC.

                  99-b     Form of Scheme of Arrangement.

                  99-c Option Agreement dated June 19, 1999 between ADC Telecommunications, Inc. and Saville Systems PLC.

                  99-d Joint Press Release of ADC Telecommunications, Inc. and Saville Systems PLC, dated June 21, 1999.
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                                  Page 2 of 4
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAVILLE SYSTEMS PLC


Date:  JUNE 22, 1999                    By: /s/ Christopher A. Hanson
       ----------------------               -----------------------------
                                            Christopher A. Hanson
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)



                                  Page 3 of 4
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                               SAVILLE SYSTEMS PLC
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99-a              Agreement, dated June 19, 1999 between ADC Telecommunications,
                  Inc. and Saville Systems PLC.

99-b              Form of Scheme of Arrangement.

99-c              Option Agreement dated June 19, 1999 between ADC
                  Telecommunications, Inc. and Saville Systems PLC.

99-d              Joint Press Release of ADC Telecommunications, Inc. and
                  Saville Systems PLC, dated June 21, 1999.
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